SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION

John Hancock Large Cap Intrinsic Value Fund

March 1, 2006 as revised March 15, 2006

The first paragraph on the first page of the Statement of Information has been deleted and replaced with:

This Statement of Additional Information provides information about John Hancock Global Opportunities Funds (formerly known as John Hancock Large Cap Intrinsic Value Fund) (the “Fund”) in addition to the information that is contained in the Fund’s current Prospectus for Class A, B and C shares and in the Fund’s current Class I share prospectus (the “Prospectuses”). The Fund is a diversified series of John Hancock Investment Trust (the “Trust”).

Under the heading “INVESTMENT OBJECTIVE AND POLICIES”, the second and third paragraph has been deleted and replaced with:

The Fund seeks long-term capital appreciation. To pursue this goal, the Fund normally invests its assets in U.S. and foreign equity securities of any size. Equity securities include common and preferred stocks and their equivalents.

Under the heading “ORGANIZATION OF THE FUND”, the first paragraph has been deleted and replaced with:

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust in 1996 under the laws of The Commonwealth of Massachusetts. On January 23, 2007, the name of the Fund changed from John Hancock Large Cap Intrinsic Value Fund to John Hancock Global Opportunities Fund.

69SAIS 2/07	February 6, 2007